Exhibit 24.2

                         CONSENT OF INDEPENDENT AUDITORS

         I consent to the use in this Registration Statement on Form SB-2 of Virilitec Industries, Inc., of my report dated October 08, 2001 appearing in the 10-KSB which is incorporated by reference.


                                                By:/s/ Mark Cohen
                                                   --------------
                                                   Mark Cohen C.P.A.

Hollywood, Florida
05/16/02